FILE COPY

Exhibit 10.55

AIRCRAFT LEASE AMENDMENT AND EXTENSION AGREEMENT

(MSN 3869)

This Lease Amendment and Extension Agreement (MSN 3869), dated as of

, 2025 (this "Amendment"), is between BANK OF UTAH, not in its individual capacity but solely as owner trustee ("Lessor") and GLOBAL CROSSING AIRLINES,

INC. ("Lessee").

BACKGROUND

A.
Lessor and Lessee are party to that certain Aircraft Operating Lease Agreement dated November 17, 2023, which was recorded by the FAA on November 25, 2024, and assigned Conveyance No. LJ035034 (as novated, amended, supplemented or otherwise modified from time to time, the "Lease"), in respect of one (1) Airbus A321-231 model aircraft bearing manufacturer's serial number 3869 and United States registration mark N-570TA together with two (2) International Aero Engines V2500 engines (as more particularly described in the Lease, the "Aircraft").

B.
Lessor and Lessee now wish to amend certain terms and conditions of the Lease as set forth herein.

AGREEMENT

For valuable mutual consideration, the sufficiency and receipt of which the parties hereby acknowledge, Lessor and Lessee agree as follows:

Section 1. Definitions. All capitalized terms used but not defined herein will have the meanings assigned thereto in the Lease.

Section 2. Lease Amendments. With effect from the date hereof, Lessor and Lessee agree that the Lease is hereby amended as follows:

(a)
In Clause 4.2 Lease Term, the second paragraph therein is deleted in its entirety.
(b)
In Clause 5.1.2, the words "and applied to the deposit for the Freighter Lease" are deleted.
(c)
In Exhibit A: DEFINITIONS AND INSTRUCTIONS:

(i)
The term "Freighter Lease" is deleted in its entirely and any and all references to such term in the Lease are deleted.

(ii)
The term "Scheduled Expiration Date" is deleted and replaced with the following:

"Scheduled Expiration Date" means December 31, 2032."

(d)
In Exhibit F: REDELIVERY PROCEDURE AND REDELIVERY

CONDITIONS, PART B, Section 5 is deleted in its entirety.

(e)
InExhibitH: MAINTENANCE RESERVES:

(i)
In Paragraph A, Section 1, the following paragraph is hereby inserted immediately after the table set forth therein:

"Lessee shall not be required to pay Maintenance Reserves in respect of C-Checks for any period following November 15, 2025. The notional balance of the C-Check Maintenance Reserves paid by Lessee to Lessor (subject to any prior claims made by Lessee for reimbursement) will continue be made available to Lessee for reimbursement in respect of C-Checks performed during the Lease Term in accordance with the provisions of Section 4 (Reimbursement of Maintenance Reserves). Should the notional balance of the C-Check Maintenance Reserves not be fully utilized during a particular C-Check, such balance may be used on subsequent C-Checks during the Lease."

(f)
In EXHIBIT N: LEASE SPECIFIC TERMS, the amendments set forth on Schedule 1 attached to this Amendment are hereby made.

Section 3. Transaction Document. Lessor and Lessee acknowledge and agree that this Amendment is a Transaction Document.

Section 4. Governing Law. This Amendment will in all respects be governed by and construed in accordance with the laws of the State of New York.

Section 5. Jurisdiction: Miscellaneous. Clauses 29.2 Jurisdiction and 30 of the Lease are hereby incorporated into this Amendment, mutatis mutandis, by this reference.

Section 6. Ratification. Save as expressly amended hereby, the Lease and all provisions thereof will continue in full force and effect as the legal, valid and binding rights and obligations of each of Lessor and Lessee enforceable in accordance with its terms. In the event of any conflict between any provisions of the Lease and this Amendment, the provisions of this Amendment will prevail.

[Signature page follows]

MSN 3869 Lease Amendment and Extension Agreement - Global Crossing Airlines, Inc.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first written above.

Lessor:

BANK OF UTAH, not in its individual capacity, but solely as owner trustee

Name: Jon Croasmun

Title: Senior Vice President

Lessee:

GLOBAL CROSSING AIRLINES, INC.

By:

Name: Ryan Goepel Title: President

MSN 3869 Lease Amendment and Extension Agreement - Glob3- Crossing Airlines, Inc.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first written above.

Lessor:

BANK OF UTAH, not in its individual capacity, but solely as owner trustee

By:

Name: Jon Croasmun

Title: Senior Vice President

Lessee:

GLOBAL CROSSING AIRLINES, INC.

Name: Ryan Goepel Title: President

MSN 3869 Lease Amendment and Extension Agreement - Global Crossing Airlines, Inc.

Schedule 1 to

Aircraft Lease Extension and Amendment Agreement (MSN 3869)

MSN 3869 Lease Amendment and Extension Agreement - Global Crossing Airlines, Inc.

Schedule 1 to

Aircraft Lease Extension and Amendment Agreement (MSN 3869)

In EXHIBIT N: LEASE SPECIFIC TERMS:

(a)
the terms for “Rent” and “Lease Term” are deleted and replaced with the below:

“1. Rent: US$190,000 per month (pro-rated for part of a month).

4. Lease Term: Commencing on the Delivery Date and continuing thereafter until the Scheduled Expiration Date.

(b)
the term for “Scheduled Expiration Date” is deleted in its entirety.

MSN 3869 Lease Amendment and Extension Agreement - Global Crossing Airlines, Inc.